UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Yahoo! Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

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	(4)	Date Filed:

May 29, 2013

Dear Shareholder:

We have previously sent to you proxy material for the Annual Meeting of Shareholders of Yahoo! Inc. to be held on June 25, 2013. Our Board of Directors unanimously recommends that you vote FOR proposals 1 through 3 and AGAINST proposals 4 and 5.

Your vote is important, no matter how many or how few shares you may own. If you have not already done so, please vote TODAY by telephone, via the Internet, or by signing, dating and returning the enclosed proxy card or voting instruction form in the postage-paid envelope provided, to ensure that your shares are represented at the Annual Meeting.

Sincerely,

Ronald S. Bell

General Counsel and Secretary

REMEMBER:

You can vote your shares by telephone, or via the Internet.

Please follow the easy instructions on the enclosed proxy card or voting instruction form.

If you have any questions, or need assistance in voting

your shares, please call our proxy solicitor,

INNISFREE M&A INCORPORATED

TOLL-FREE, at 1-877-750-9499.

YAHOO!

IMPORTANT ANNUAL MEETING INFORMATION 000004

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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 2:00 A.M., Eastern Time, on June 25, 2013.

Vote by Internet

- Go to **www.investorvote.com/YHOO**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Election of Directors — The Company's Board of Directors recommends a vote "FOR" each of the nominees listed below:

1. Election to the Board of Directors of the ten director nominees listed below to serve until the 2014 annual meeting of shareholders and until their respective successors are elected and qualified or their earlier death, resignation or removal.

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - John D. Hayes	☐	☐	☐	02 - Susan M. James	☐	☐	☐	03 - Max R. Levchin	☐	☐	☐
04 - Peter Liguori	☐	☐	☐	05 - Daniel S. Loeb	☐	☐	☐	06 - Marissa A. Mayer	☐	☐	☐
07 - Thomas J. McInerney	☐	☐	☐	08 - Maynard G. Webb, Jr.	☐	☐	☐	09 - Harry J. Wilson	☐	☐	☐
10 - Michael J. Wolf	☐	☐	☐								

B Management Proposals — The Company's Board of Directors recommends a vote "FOR" each of Proposals 2 and 3.

	For	Against	Abstain
2. Approval, on an advisory basis, of the Company's executive compensation.	☐	☐	☐
3. Ratification of the appointment of Independent Registered Public Accounting Firm.	☐	☐	☐

C Shareholder Proposals — The Company's Board of Directors recommends a vote "AGAINST" each of Proposals 4 and 5.

	For	Against	Abstain
4. Shareholder proposal regarding social responsibility report, if properly presented at the annual meeting.	☐	☐	☐
5. Shareholder proposal regarding political disclosure and accountability, if properly presented at the annual meeting.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting and any adjournment or postponement thereof.

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A, B, C, D AND E ON BOTH SIDES OF THIS CARD.

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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF YAHOO! INC. FOR THE ANNUAL MEETING OF SHAREHOLDERS To Be Held On June 25, 2013 The undersigned shareholder of Yahoo! Inc. (the “Company”), a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 30, 2013, and hereby appoints Marissa A. Mayer and Ronald S. Bell and each or either of them, as proxies, with full power of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2013 annual meeting of shareholders of the Company to be held on Tuesday, June 25, 2013, at 8:00 a.m., local time, at the Santa Clara Marriott Hotel, located at 2700 Mission College Boulevard, Santa Clara, California, and at any postponement or adjournment thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if personally present, as indicated on the reverse side. YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS. ANY SHAREHOLDER COMPLETING THIS PROXY THAT FAILS TO MARK ONE OF THE BOXES FOR ANY PROPOSAL WILL BE DEEMED TO HAVE GIVEN THE PROXY HOLDERS COMPLETE DISCRETION IN VOTING HIS, HER, OR ITS SHARES AT THE MEETING ON SUCH PROPOSAL. IN THAT CASE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED, AS APPLICABLE, “FOR” EACH OF THE NOMINEES LISTED IN PROPOSAL 1, “FOR” EACH OF PROPOSALS 2 AND 3, AND “AGAINST” EACH OF PROPOSALS 4 AND 5. CONTINUED ON REVERSE SIDE D Non-Voting Items: Meeting Attendance Mark box to the right if you plan to attend the annual meeting. Change of Address — Please print new address below. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign BelowE : Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing in a fiduciary capacity, please indicate full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized person. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A, B, C, D AND E ON BOTH SIDES OF THIS CARD. RECEIVE FUTURE YAHOO! INC. PROXY MATERIALS VIA THE INTERNET! Receive future Yahoo! Inc. annual reports and proxy materials in electronic form rather than in printed form. Next year when the annual report and proxy materials are available, we will send you an email with instructions which will enable you to review the materials online. To consent to electronic delivery, visit www.computershare.com/investor, or while voting via the Internet, just click the box to give your consent. Accessing Yahoo! Inc. annual reports and proxy materials via the Internet may result in charges to you from your Internet service provider and/or telephone companies. + + IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.